Supplement to:

CALVERT SOCIAL INVESTMENT FUND (“CSIF”)
CSIF Balanced, CSIF Equity, CSIF Enhanced Equity and CSIF Bond Portfolios

CALVERT SOCIAL INDEX SERIES, INC.
Calvert Social Index Fund

Statement of Additional Information dated January 31, 2009, as revised July 7, 2009

CALVERT IMPACT FUND, INC.
Calvert Large Cap Growth Fund

Statement of Additional Information dated January 31, 2009

CALVERT WORLD VALUES FUND, INC. (“CWVF”)
Calvert Capital Accumulation Fund and CWVF International Equity Fund

Statement of Additional Information dated January 31, 2009

THE CALVERT FUND
Calvert Income Fund and Calvert New Vision Small Cap Fund

Statement of Additional Information dated January 31, 2009, as revised July 1, 2009
(Calvert Income Fund)
Statement of Additional Information dated January 31, 2009 (Calvert New Vision Small Cap Fund)

FIRST VARIABLE RATE FUND FOR GOVERNMENT INCOME
Calvert First Government Money Market Fund

  Statement of Additional Information dated April 30, 2009

Date of Supplement: December 14, 2009

IMPORTANT NOTICE TO INVESTORS IN CLASS B SHARES

At meetings of the Boards of Directors/Trustees of Calvert Social Investment Fund, Calvert Social Index Series, Inc., Calvert Impact Fund, Inc., Calvert World Values Fund, Inc., The Calvert Fund, and First Variable Rate Fund for Government Income on December 8 and 9, 2009, each Board approved closing the Class B shares of its affected Calvert Fund(s) to new purchases from new or existing investors.

Effective as of the close of business (4 p.m. ET) on February 26, 2010 (the “Close Time”), Class B shares of the Calvert Funds referenced above (each a “Fund”) will no longer be offered for purchase, except through reinvestment of dividends and/or distributions and through exchanges.

Accordingly, the “General Information” section of each Fund’s Statement of Additional Information is revised to delete Class B from the classes of shares offered by the Fund, effective as of the Close Time.